                                                                       Exhibit 3


                          AMENDED AND RESTATED BY-LAWS
                                       OF
                                  CHATTEM, INC.

                            ARTICLE I - SHAREHOLDERS

         Section 1. Annual Meeting. The annual meeting of shareholders shall be held on such date, at such time and place as may be designated by the board of directors.

         Section 2. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or entitled to vote at any meeting of shareholders, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the record date shall be 15 days prior to the date on which the action requiring such determination of shareholders is to be taken. The board of directors may fix in advance another record date, not more than 70 days nor less than 10 days prior to the date on which the action is to be taken.

         Section 3. Proxies. All proxies shall be filed with the secretary of the corporation before or at the time of the meeting.

         Section 4. Advance Notice for New Business. No business may be transacted at an annual meeting of shareholders, starting with the 2001 annual meeting of shareholders and all annual meetings thereafter, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 4 and on the record date for the determination of shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 4.

         In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

         To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

         To be in proper written form, a shareholder's notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such shareholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. In addition, notwithstanding anything in this Section 4 to the contrary, a shareholder intending to nominate one or more persons for election as a Director at an annual or special meeting must comply with Section 5,
Article I of these By-laws for such nomination or nominations to be properly brought before such meeting.

         No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 4, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 4 shall be deemed to preclude discussion by any shareholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

         Section 5. Advance Notice for Nominations of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors of the Corporation, except as may be otherwise provided in the Restated Charter with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders, starting at the 2001 annual meeting of shareholders and all annual meetings thereafter, or at any special meeting of shareholders called for the purpose of electing directors called after January 27, 2000, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 5 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 5.

         In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.


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


         To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation
(a) in the case of an annual meeting, not less ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called or a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

         To be in proper written form, a shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

         No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 5. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

         Section 6.        Special Meetings.

                  (a) Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by the Tennessee Business Corporation Act (herein called "the Act") or by the Restated Charter may be called by the Chairman of the Board, the President or the Board of Directors or shall be called by the Chairman or Secretary at the request in writing sent by registered mail of the holders entitled to cast at least
10% percent of the votes which all shareholders are entitled to cast at the particular meeting. Such request shall state the purpose or purposes of the proposed meeting.

                  (b) Any shareholders of record requesting the Corporation to call a special meeting of shareholders pursuant to this Section 6 (collectively, the "Initiating Shareholder") shall deliver or mail by registered mail written notice of such request to the Secretary of the Corporation at its principal executive offices (the "Notice"). The Notice must contain a statement of the purpose or purposes of the proposed meeting. The purposes of a special meeting shall be stated in the request therefor, and the business transacted shall be confined to such purposes.

                  (c) If the Initiating Shareholder owns shares of the Corporation entitled to cast at least 10% of the votes that all shareholders are entitled to cast at the particular meeting (the "Requisite Shares"), the Corporation shall be required to call the special meeting of shareholders requested by the Initiating Shareholder.

                  (d) If the Initiating Shareholder does not own the Requisite Shares, the provisions of this subsection (d) shall apply. Within 10 days after the Secretary's receipt of the Notice from the Initiating Shareholder containing all the information required by subsection (b) of this Section 6, the Board of Directors shall fix a record date for determining the shareholders of record entitled to join in the request for the calling of the special meeting of shareholders. The Corporation shall give prompt written notice of the fixing of the record date to the Initiating Shareholder. If such record date is not fixed within such 10 day period, the record date shall be the close of business on the date next preceding the day on which the Initiating Shareholder requests that a record date be set. If shareholders of record on the record date purporting to own of record the Requisite Shares deliver or mail written requests to the Secretary of the Corporation at its principal executive offices that the Corporation call the special meeting, the Corporation shall promptly appoint an inspector to perform a ministerial review of, and render a report to the Corporation and the Initiating Shareholder concerning, the validity of such requests and any revocations thereof. The inspector will be instructed to perform such review and render such report promptly. The Corporation shall not be required to call the special meeting until the inspector has rendered such report and certified in writing to the Corporation and the Initiating Shareholder that valid, unrevoked requests for the calling of the special meeting were received from shareholders of record on the record date owning of record on such date the Requisite Shares. Nothing contained in this subsection
(d) shall be construed to mean or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any written request or revocation thereof, whether before or after certification by the inspector, through court proceedings or otherwise. Any dispute as to whether or not the Corporation is required to call the special meeting of shareholders will be resolved through appropriate court proceedings, in which the Corporation will request the court to resolve the dispute as expeditiously as possible.

                  (e) Notwithstanding any other provision of these By-laws, no written request to call a special meeting of shareholders shall be effective unless, within seventy (70) days after the record date fixed pursuant to subsection (d) of this Section 6, the Corporation has received such written requests from shareholders of record on such record date owning on such date the Requisite Shares.

                  (f) The record date for determining the shareholders of record entitled to vote at a special meeting called pursuant to this Section 6 shall be fixed by the Board of Directors within twenty (20) days after it is determined that the Corporation is required to call such meeting. Written notice of such record date shall be sent promptly to the Initiating Shareholder and the meeting shall be held on such date as shall be determined by the Board of Directors which shall be not less than sixty (60) nor more than ninety (90) days after the date on which (i) a satisfactory request for a special meeting is made by an Initiating Shareholder pursuant to subsection (c) of this Section 6 or (ii) a determination is made pursuant to subsection (d) of this Section 6 that sufficient written consents requesting a special meeting have been received by the inspector. If such record date is not fixed within such 20 day period, the record date shall be the close of business on the date next preceding the day on which it is determined that the Corporation is required to call such special meeting.

                  (g) The business to be conducted at a special meeting called pursuant to this Section 6 shall be limited to the business set forth in the Notice and such other business or proposals as the Board of Directors shall determine and shall be set forth in the notice of meeting. The Board of Directors or the Chairman of the Board of Directors may determine rules and procedures for the conduct of the meeting.

                             ARTICLE II - DIRECTORS

         Section 1. Number and Compensation. There shall be from 7 to 12 directors of the corporation. Compensation of directors shall be determined by the board.

         Section 2. Regular Meetings. Regular meetings of the board, without notice, shall be held immediately after the annual meeting of shareholders and on the fourth Wednesday of January, April, and July, at the corporation headquarters in Chattanooga, or at such other date and place as may be determined by the board.

         Section 3. Special Meetings. Special meetings of the board may be called by the chairman of the board, the president or any three directors.

         Section 4. Notice. Notice of any special meeting shall be given at least one (1) day prior thereto by oral, telegraphic, electronic or written notice given or delivered personally to each director or at least three (3) days prior thereto if such notice is given by regular, registered or certified mail. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the director at his home or business address.

         Section 5. Indemnification. Any person made or threatened to be made a party to a suit or proceeding by reason of the fact that he or his intestate was, is, or shall be a director or officer or Audit Committee member of the corporation or at the request of the corporation a director of officer or Audit Committee member of another corporation controlled by the corporation, shall be indemnified by this corporation to the maximum extent and upon the conditions provided by the laws of the State of Tennessee, including Tennessee Code Annotated, Sections 48-1-407 through 48-1-411.

         Section 6. Action Without Meeting. The board may take any action which it is required or permitted to take by law without a meeting upon written consent setting forth the action so taken and signed by all of the directors entitled to vote thereon.

         Section 7. Committees. The majority of the entire board, by resolution, may designate committees and delegate to them such authority of the board as it deems desirable within the limits prescribed by Tennessee law.

         Section 8. Advisory Directors. The board may appoint advisory directors who shall act only in the capacity of providing general policy advice to the board. In any action where a recorded vote of the directors is taken, the vote of elected directors shall determine the outcome.

                             ARTICLE III - OFFICERS

         Section 1. Election. The board shall elect all officers for terms of one year. Assistant officers, if any, shall not be considered officers for the purposes of this section, and shall be appointed and subject to removal by the president.

         Section 2. Vacancies. A vacancy in any office subject to board election may be filled by the board.

         Section 3. Chairman of the Board. The chairman of the board shall be the chief executive officer. He shall preside at any meetings of the board and of the shareholders.

         Section 4. President. The President shall have management and control of the affairs of the corporation in accordance with policies promulgated by the board.

         Section 5. The Vice Presidents. In the event of the absence, death, or inability to act of the president, the executive vice president shall perform the duties and be vested with the powers of the president. The vice presidents shall perform such duties as from time to time may be assigned to them by the president or by the board of directors.

         Section 6. The Secretary. The secretary shall: (a) see that all notices are duly given in accordance with the provisions of these by-laws and as required by law; (b) take minutes of meetings of the directors and shareholders; (c) perform such other duties as may be assigned to him by the president or by the board.

         Section 7. Assistant Secretaries. The assistant secretaries shall perform such duties as may be assigned to them by the secretary.

         Section 8. Salaries. Salaries of officers shall be determined by the board and may be changed by the board at any time.

                               ARTICLE IV - SHARES

         Section 1. Signatures. All certificates for shares shall be signed by the president or executive vice president or such vice president as may be designated by the board and the secretary or an assistant secretary.

         Section 2. Transfer. Transfer of shares shall be made only on the share transfer books of the corporation.

         Section 3. Voting Upon Shares of Other Corporations Held by the Corporation. The president shall have authority to vote in person or by proxy on behalf of the corporation at any meeting of shareholders of any corporation in which the corporation may hold shares. The board may confer like powers upon any other officer.

                             ARTICLE V - FISCAL YEAR

         The fiscal year of the corporation shall begin on December 1 and end on November 30.

                                ARTICLE VI - SEAL

         The corporate seal shall be circular, and the inscription thereof shall include the corporate name and state of incorporation.

                             ARTICLE VII - AMENDMENT

         The by-laws may be amended by the vote of a majority of the board.

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              FORM OF AMENDMENT TO THE AMENDED AND RESTATED BYLAWS
              APPROVED BY THE BOARD OF DIRECTORS OF CHATTEM, INC.
                                JANUARY 27, 2000

                  The Amended and Restated Bylaws were amended to add the following Sections to Article I:

                  Section 4. Advance Notice for New Business. No business may be transacted at an annual meeting of shareholders, starting with the 2001 annual meeting of shareholders and all annual meetings thereafter, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 4 and on the record date for the determination of shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 4.

                  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty
(30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

                  To be in proper written form, a shareholder's notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such shareholder,
(iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. In addition, notwithstanding anything in this
Section 4 to the contrary, a shareholder intending to nominate one or more persons for election as a Director at an annual or special meeting must comply with Section 5, Article I of these By-laws for such nomination or nominations to be properly brought before such meeting.

                  No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 4, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 4 shall be deemed to preclude discussion by any shareholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                  Section 5. Advance Notice for Nominations of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors of the Corporation, except as may be otherwise provided in the Restated Charter with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders, starting at the 2001 annual meeting of shareholders and all annual meetings thereafter, or at any special meeting of shareholders called for the purpose of electing directors called after January 27, 2000, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 5 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 5.

                  In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called or a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

                  To be in proper written form, a shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder,
(iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 5. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

                  Section 6.        Special Meetings.

                  (a) Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by the Tennessee Business Corporation Act (herein called "the Act") or by the Restated Charter may be called by the Chairman of the Board, the President or the Board of Directors or shall be called by the Chairman or Secretary at the request in writing sent by registered mail of the holders entitled to cast at least 10% percent of the votes which all shareholders are entitled to cast at the particular meeting. Such request shall state the purpose or purposes of the proposed meeting.

                  (b) Any shareholders of record requesting the Corporation to call a special meeting of shareholders pursuant to this Section 6 (collectively, the "Initiating Shareholder") shall deliver or mail by registered mail written notice of such request to the Secretary of the Corporation at its principal executive offices (the "Notice"). The Notice must contain a statement of the purpose or purposes of the proposed meeting. The purposes of a special meeting shall be stated in the request therefor, and the business transacted shall be confined to such purposes.

                  (c) If the Initiating Shareholder owns shares of the Corporation entitled to cast at least 10% of the votes that all shareholders are entitled to cast at the particular meeting (the "Requisite Shares"), the Corporation shall be required to call the special meeting of shareholders requested by the Initiating Shareholder.

                  (d) If the Initiating Shareholder does not own the Requisite Shares, the provisions of this subsection (d) shall apply. Within 10 days after the Secretary's receipt of the Notice from the Initiating Shareholder containing all the information required by subsection (b) of this Section 6, the Board of Directors shall fix a record date for determining the shareholders of record entitled to join in the request for the calling of the special meeting of shareholders. The Corporation shall give prompt written notice of the fixing of the record date to the Initiating Shareholder. If such record date is not fixed within such 10 day period, the record date shall be the close of business on the date next preceding the day on which the Initiating Shareholder requests that a record date be set. If shareholders of record on the record date purporting to own of record the Requisite Shares deliver or mail written requests to the Secretary of the Corporation at its principal executive offices that the Corporation call the special meeting, the Corporation shall promptly appoint an inspector to perform a ministerial review of, and render a report to the Corporation and the Initiating Shareholder concerning, the validity of such requests and any revocations thereof. The inspector will be instructed to perform such review and render such report promptly. The Corporation shall not be required to call the special meeting until the inspector has rendered such report and certified in writing to the Corporation and the Initiating Shareholder that valid, unrevoked requests for the calling of the special meeting were received from shareholders of record on the record date owning of record on such date the Requisite Shares. Nothing contained in this subsection
(d) shall be construed to mean or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any written request or revocation thereof, whether before or after certification by the inspector, through court proceedings or otherwise. Any dispute as to whether or not the Corporation is required to call the special meeting of shareholders will be resolved through appropriate court proceedings, in which the Corporation will request the court to resolve the dispute as expeditiously as possible.

                  (e) Notwithstanding any other provision of these By-laws, no written request to call a special meeting of shareholders shall be effective unless, within seventy (70) days after the record date fixed pursuant to subsection (d) of this Section 6, the Corporation has received such written requests from shareholders of record on such record date owning on such date the Requisite Shares.

                  (f) The record date for determining the shareholders of record entitled to vote at a special meeting called pursuant to this Section 6 shall be fixed by the Board of Directors within twenty (20) days after it is determined that the Corporation is required to call such meeting. Written notice of such record date shall be sent promptly to the Initiating Shareholder and the meeting shall be held on such date as shall be determined by the Board of Directors which shall be not less than sixty (60) nor more than ninety (90) days after the date on which (i) a satisfactory request for a special meeting is made by an Initiating Shareholder pursuant to subsection (c) of this Section 6 or (ii) a determination is made pursuant to subsection (d) of this Section 6 that sufficient written consents requesting a special meeting have been received by the inspector. If such record date is not fixed within such 20 day period, the record date shall be the close of business on the date next preceding the day on which it is determined that the Corporation is required to call such special meeting.

                  (g) The business to be conducted at a special meeting called pursuant to this Section 6 shall be limited to the business set forth in the Notice and such other business or proposals as the Board of Directors shall determine and shall be set forth in the notice of meeting. The Board of Directors or the Chairman of the Board of Directors may determine rules and procedures for the conduct of the meeting.